1Q 2023 Strategic & Financial Highlights John W. Somerhalder II, Interim President & CEO & Chair of the FE Board K. Jon Taylor, SVP & CFO

Forward-Looking Statements 2 Forward-Looking Statements: This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on information currently available to management. Such statements are subject to certain risks and uncertainties and readers are cautioned not to place undue reliance on these forward-looking statements. These statements include declarations regarding management's intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” "forecast," "target," "will," "intend," “believe,” "project," “estimate," "plan" and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the potential liabilities, increased costs and unanticipated developments resulting from government investigations and agreements, including those associated with compliance with or failure to comply with the Deferred Prosecution Agreement entered into July 21, 2021 with the U.S. Attorney’s Office for the Southern District of Ohio; the risks and uncertainties associated with government investigations and audits regarding Ohio House Bill 6, as passed by Ohio’s 133rd General Assembly (“HB 6”) and related matters, including potential adverse impacts on federal or state regulatory matters, including, but not limited to, matters relating to rates; the risks and uncertainties associated with litigation, arbitration, mediation, and similar proceedings, particularly regarding HB 6 related matters, including risks associated with obtaining dismissal of the derivative shareholder lawsuits; changes in national and regional economic conditions, including recession, inflationary pressure, supply chain disruptions, higher energy costs, and workforce impacts, affecting us and/or our customers and those vendors with which we do business; weather conditions, such as temperature variations and severe weather conditions, or other natural disasters affecting future operating results and associated regulatory actions or outcomes in response to such conditions; legislative and regulatory developments, including, but not limited to, matters related to rates, compliance and enforcement activity, cybersecurity, and climate change; the risks associated with cyber-attacks and other disruptions to our, or our vendors’, information technology system, which may compromise our operations, and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information; the ability to accomplish or realize anticipated benefits from our FE Forward initiative and our other strategic and financial goals, including, but not limited to, overcoming current uncertainties and challenges associated with the ongoing government investigations, executing our transmission and distribution investment plans, executing on our rate filing strategy, controlling costs, greenhouse gas reduction goals, improving our credit metrics, growing earnings, strengthening our balance sheet, and satisfying the conditions necessary to close the sale of additional membership interests of FirstEnergy Transmission, LLC; changing market conditions affecting the measurement of certain liabilities and the value of assets held in our pension trusts may negatively impact our forecasted growth rate, results of operations, and may also cause us to make contributions to our pension sooner or in amounts that are larger than currently anticipated; mitigating exposure for remedial activities associated with retired and formerly owned electric generation assets; changes to environmental laws and regulations, including but not limited to those related to climate change; changes in customers’ demand for power, including but not limited to, economic conditions, the impact of climate change or energy efficiency and peak demand reduction mandates; the ability to access the public securities and other capital and credit markets in accordance with our financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us, including the increasing number of financial institutions evaluating the impact of climate change on their investment decisions; future actions taken by credit rating agencies that could negatively affect either our access to or terms of financing or our financial condition and liquidity; changes in assumptions regarding factors such as economic conditions within our territories, the reliability of our transmission and distribution system, or the availability of capital or other resources supporting identified transmission and distribution investment opportunities; the potential of non-compliance with debt covenants in our credit facilities; the ability to comply with applicable reliability standards and energy efficiency and peak demand reduction mandates; human capital management challenges, including among other things, attracting and retaining appropriately trained and qualified employees and labor disruptions by our unionized workforce; changes to significant accounting policies; any changes in tax laws or regulations, including, but not limited to, the Inflation Reduction Act of 2022, or adverse tax audit results or rulings; and the risks and other factors discussed from time to time in our Securities and Exchange Commission (“SEC”) filings. Dividends declared from time to time on FirstEnergy Corp.’s common stock during any period may in the aggregate vary from prior periods due to circumstances considered by FirstEnergy Corp.’s Board of Directors at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating. These forward-looking statements are also qualified by, and should be read together with, the risk factors included in FirstEnergy Corp.’s filings with the SEC, including, but not limited to, the most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, and any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The foregoing review of factors also should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy Corp.’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. FirstEnergy Corp. expressly disclaims any obligation to update or revise, except as required by law, any forward-looking statements contained herein or in the information incorporated by reference as a result of new information, future events or otherwise. Forward-looking and other statements regarding our climate strategy, including our greenhouse gas emission reduction goals, are not an indication that these statements are necessarily material to investors or required to be disclosed in our filings with the SEC. In addition, historical, current and forward-looking statements regarding climate matters, including greenhouse gas emissions, may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve and assumptions that are subject to change in the future. Strategic & Financial Highlights - Published April 27, 2023

Non-GAAP Financial Matters 3 This presentation contains references to non-GAAP financial measures including, among others, Operating earnings (loss), Operating earnings (loss) per share (“EPS”), and Operating EPS by segment, and presents the impact of special items on the following measures, Total revenues, Total operating expenses, Total other expense, and Earnings (loss) attributable to FirstEnergy Corp. Generally, a non- GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with accounting principles generally accepted in the United States (“GAAP”). Certain financial measures, including Operating earnings (loss), Operating EPS, and Operating EPS by segment are not calculated in accordance with GAAP to the extent they exclude the impact of “special items.” Special items represent charges incurred or benefits realized that management believes are not indicative of, or may obscure trends useful in evaluating the Company’s ongoing core activities and results of operations or otherwise warrant separate classification. Special items are not necessarily non-recurring. Management cannot estimate on a forward-looking basis the impact of these items in the context of long-term annual operating EPS growth rate projections because these items, which could be significant, are difficult to predict and may be highly variable. Consequently, the Company is unable to reconcile long-term annual operating EPS growth projections to a GAAP measure without unreasonable effort. Basic (GAAP) EPS and Operating EPS and Basic (GAAP) EPS and Operating EPS for each segment are calculated by dividing Operating earnings (loss), which excludes special items as discussed above, for the periods presented by 570 million shares for the first quarter 2022, 571 million shares for the full year 2022, 572 million share for the first quarter 2023, 573 million shares for the second quarter 2023, and 574 million shares for the full year 2023. Management uses non-GAAP financial measures such as Operating earnings (loss), and Operating EPS to evaluate the Company’s performance and manage its operations and frequently references these non-GAAP financial measures in its decision-making, using them to facilitate historical and ongoing performance comparisons. Additionally, management uses Operating EPS by segment to further evaluate the Company’s performance by segment and references this non-GAAP financial measure in its decision-making. Management believes that the non-GAAP financial measures of Operating earnings (loss), Operating EPS, and Operating EPS by segment, provide consistent and comparable measures of performance of its businesses on an ongoing basis. Management also believes that such measures are useful to shareholders and other interested parties to understand performance trends and evaluate the Company against its peer group by presenting period-over-period operating results without the effect of certain charges or benefits that may not be consistent or comparable across periods or across the Company’s peer group. All of these non-GAAP financial measures are intended to complement, and are not considered as alternatives to, the most directly comparable GAAP financial measures. Also, the non-GAAP financial measures may not be comparable to similarly titled measures used by other entities. Pursuant to the requirements of Regulation G, FE has provided, where possible without unreasonable effort, quantitative reconciliations within this presentation of the non-GAAP financial measures to the most directly comparable GAAP financial measures. Strategic & Financial Highlights - Published April 27, 2023

Strategic & Financial Highlights - Published April 27, 20234 Reported 1Q23 GAAP earnings of $0.51/sh and Operating (non-GAAP) earnings of $0.60/sh Providing 2Q23 earnings guidance of $0.40-$0.50/sh Updating 2023 GAAP earnings forecast to $2.35-$2.55/sh Reaffirming 2023 Operating (non-GAAP) earnings guidance of $2.44-$2.64/sh Reaffirming targeted long-term annual Operating EPS growth rate of 6-8%(1) Reaffirming FFO/Debt target of 14-15% ■ Effective June 1, 2023 ■ Highly respected executive with 28 years of industry, leadership, operational, and financial experience ■ Strong track record of driving results which aligns with FirstEnergy’s goals Brian X. Tierney, President & CEO (1) The amount and timing of items impacting comparability makes a detailed reconciliation of forward-looking non-GAAP financial measures impracticable. Please see slide 3 for more information. ■ Regulatory and business updates ■ Customer-focused, sustainable growth ■ Financial and operational performance Focus of Today’s Call Advancing our Business Strategy

Supporting the **Energy Transition**

- Expanded partnership with Brookfield, who previously purchased a 19.9% interest in FET (closed May 2022)
  - Plan to file for FET 30% interest sale approval with PA PUC, VA SCC, and FERC by May 5, 2023
  - Brookfield's partnership supports our substantial long-term investments to build a more resilient and modern grid
- 1Q23 transmission investment spend ahead of plan



2023 Projects Include:

- Upgrading high-voltage transmission lines to improve system reliability
- Strengthening our transmission system to support greater demand and help prevent outages
- Connecting renewables to the grid to deliver clean energy

2023F RT ~$1.7B Investment Plan


$250
$275
$25
$575
$550
WPP, PE, MP
JCP&L
TrAILCo
MAIT
ATSI
Utility Owned
FET
2023F ($M)

5
Strategic & Financial Highlights - Published April 27, 2023
FirstEnergy

Remain Confident in Our Regulated Growth Plans ■ Reaffirming 2023 Operating (non-GAAP) earnings guidance of $2.44- $2.64 per share and long-term 6-8% annual Operating EPS growth rate(1) – Expect Signal Peak earnings contribution of less than 15% of Operating EPS guidance midpoint in 2023 and less than 10% of Operating EPS in 2024-2025 ■ Remain focused on driving regulated earnings growth and continuing to improve our credit profile 6 Strategic & Financial Highlights - Published April 27, 2023 (1) The amount and timing of items impacting comparability makes a detailed reconciliation of forward-looking non-GAAP financial measures impracticable. Please see slide 3 for more information. $1.7 $1.8 $1.7 $2.0 $2.2 $1.1 $1.4 $1.7 $1.8 $1.9 $0.09 $0.09 $0.09 $0.08 $0.07 2021A 2022A 2023F 2024F 2025F RD RT Corp/Other $3.2B $2.9B ~$3.4B ~$3.9B ~$4.1B ~$18B Investment Plan (2021-2025) ▪ Focused on Investment-Grade ratings ▪ FET 30% interest sale and regulated growth plan provides path to 14-15% FFO/Debt and mid- BBB credit profile Driving Earnings Growth Improving Credit Profile

Executing on Our **Regulatory Strategy**


NJ (Filed 3/16)
MD (Filed 3/22)
WV (2Q)
PA (1Q24)
OH (May)
2023
2024
Base Rate Case Filings
J F M A M J J A S O N D
Base Rate Case Filings
J F M A M J J A
Additional Filings
NJ: Plan to file IIP in summer 2023
PA / VA / FERC: Plan to file for approval of FET 30% Interest Sale by 5/5
OH: Filed ESP V on 4/5 (ESP IV expires 5/31/2024)
MD: Filed second phase of EDIS with base rate case on 3/22
PA: Filed application to consolidate PA operating companies on 3/6
PA: Plan to file LTIIP in summer 2024

In Dec. '22, WV PSC ordered Mon Power to provide an evaluation of purchasing and operating the Pleasants Power Station
Received order on 4/24 to continue the evaluation

See the new Regulatory Corner section of our IR website

7 Strategic & Financial Highlights - Published April 27, 2023

FirstEnergy

Delivering Financial Results 1Q 2023 Earnings Summary Strategic & Financial Highlights - Published April 27, 20238 ■ Reported 1Q23 GAAP earnings of $0.51 per share vs. $0.51 per share in 1Q22 – 1Q 2023 results include ($0.09) of special items, including FE Forward cost to achieve ($0.05), investigation and other related costs ($0.03), and regulatory charges ($0.01) ■ Reported 1Q23 Operating (non-GAAP) earnings of $0.60 per share vs. $0.60 per share in 1Q22 – Includes $0.12 per share of lower earnings associated with weather – 1Q 2023 results in line with 1Q guidance range of $0.56-$0.66 per share Quarter-over-Quarter Operating EPS Summary Note: Reconciliations between GAAP and Operating (non-GAAP) earnings and detailed information is available in the Earnings Supplement section of the Strategic & Financial Highlights Continued investments across our five-state footprint Higher contribution from 33% investment (EPS: $0.08 in 1Q23 vs. $0.02 in 1Q22) O&M: +$0.03 Pension/OPEB: ($0.08) RD: $0.48 RT: $0.22 Corp: ($0.10) RD: $0.42 RT: $0.21 Corp: ($0.03)HDDs -18% vs. 1Q22 (and -19% vs. normal) Weather-adj. sales: +0.03 RD Rate adj’s: +$0.03 Despite the impact of 1Q weather, our 2023 plan remains on track through stronger weather-adjusted load, cost reduction opportunities, and optimization of our financing plan

Earnings Supplement to the Financial Community Strategic & Financial Highlights - Published April 27, 2023 10. 1Q Earnings Summary and Reconciliation 11. 1Q Earnings Drivers by Segment 12. Special Items Descriptions 13. 1Q 2023 Earnings Results 14. 1Q 2022 Earnings Results 15. Quarter-over-Quarter Earnings Comparison TABLE OF CONTENTS (Slide) Irene M. Prezelj Vice President, IR & Communications prezelji@firstenergycorp.com 330.384.3859 Gina E. Caskey Director, IR & Corporate Responsibility caskeyg@firstenergycorp.com 330.761.4185 Jake M. Mackin Manager, IR mackinj@firstenergycorp.com 330.384.4829 9

First Quarter Summary

	2023	2022	Change
GAAP Earnings Per Basic Share	**$0.51**	**$0.51**	**$—**
Special Items	$0.09	$0.09	$—
Operating (Non-GAAP) Earnings Per Share	**$0.60**	**$0.60**	**$—**

First Quarter Reconciliation

EPS Variance Analysis (in millions, except per share amounts)	Regulated Distribution	Regulated Transmission	Corporate / Other	FirstEnergy Corp. Consolidated
2022 Earnings (Loss) Attributable to FirstEnergy Corp. (GAAP)	**$265**	**$125**	**$(102)**	**$288**
2022 Basic Earnings (Loss) Per Share (avg. shares outstanding 570M)	**$0.47**	**$0.22**	**$(0.18)**	**$0.51**
Special Items - 2022				
Regulatory charges	0.01	—	—	0.01
Debt-related costs	—	—	0.06	0.06
Strategic transaction charges	—	—	0.01	0.01
Investigation and other related costs	—	—	0.01	0.01
Total Special Items - 2022	0.01	—	0.08	0.09
2022 Operating Earnings (Loss) Per Share - Non-GAAP	**$0.48**	**0.22**	**$(0.10)**	**$0.60**
Investments	0.02	0.03	—	0.05
Customer demand	(0.06)	—	—	(0.06)
O&M	0.03	—	—	0.03
Pension/OPEB	(0.06)	—	(0.02)	(0.08)
Financing plan	(0.02)	—	0.03	0.01
FET 19.9% Interest Sale	—	(0.03)	—	(0.03)
Other	0.03	(0.01)	—	0.02
Signal Peak	—	—	0.06	0.06
2023 Operating Earnings (Loss) Per Share - Non-GAAP	**$0.42**	**0.21**	**$(0.03)**	**$0.60**
Special Items - 2023				
Regulatory charges	—	(0.01)	—	(0.01)
FE Forward cost to achieve	(0.01)	—	(0.04)	(0.05)
Investigation and other related costs	—	—	(0.03)	(0.03)
Total Special Items - 2023	(0.01)	(0.01)	(0.07)	(0.09)
2023 Basic Earnings (Loss) Per Share (avg. shares outstanding 572M)	**$0.41**	**$0.20**	**$(0.10)**	**$0.51**
2023 Earnings (Loss) Attributable to FirstEnergy Corp. (GAAP)	**$236**	**$114**	**$(58)**	**$292**

Per share amounts for the special items and earnings drivers above and throughout this report are based on the after-tax effect of each item divided by the number of shares outstanding for the period. The current and deferred income tax effect was calculated by applying the subsidiaries' statutory tax rate to the pre-tax amount if deductible/taxable. The income tax rates range from 21% to 29% in 2023 and 2022.

Note: Refer to slide 3 for information on Non-GAAP Financial Matters.

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Strategic & Financial Highlights - Published April 27, 2023

FirstEnergy

Earnings Drivers: 1Q 2023 vs. 1Q 2022 Regulated Distribution (RD) ▪ Investments +$0.02: Higher revenues from formula rate investment programs across our five-state footprint ▪ Customer demand ($0.06): Primarily due to lower weather-related demand ($0.12), partially offset by higher weather-adjusted load (+$0.03) and certain rate adjustments associated with demand (+$0.03) ▪ O&M +$0.03: Primarily due to lower employee benefits and acceleration of vegetation management spend into 2022, partially offset by higher materials and maintenance expenses ▪ Pension/OPEB ($0.06): Lower credit, due to 2022 return on assets and higher interest cost, resulting from YE22 measurement ▪ Financing Plan ($0.02): Primarily due to higher short-term borrowings and higher long-term debt from new issuances in 2H22 ▪ Other +$0.03: Primarily due to lower general taxes and the absence of losses recognized in 2022 on corporate-owned life insurance (COLI) policies ▪ Special Items: In both 1Q23 and 1Q22, special items totaled $0.01 per share Regulated Transmission (RT) ▪ Investments +$0.03: Due to continued formula rate base growth from Energizing the Future program ▪ FET 19.9% Interest Sale ($0.03): Due to the impact of the FET 19.9% interest sale, which closed on 5/31/2022 ▪ Other ($0.01): Due to the absence of a rate adjustment benefit at JCP&L in 1Q22 ▪ Special Items: In 1Q23 and 1Q22, special items totaled $0.01 per share and $0.00 per share, respectively Corporate / Other (Corp) ▪ Pension/OPEB ($0.02): Lower credit, due to 2022 return on assets and higher interest cost, resulting from YE22 measurement ▪ Financing Plan +$0.03: Lower interest expense from FE Corp. holding company long-term debt redemptions in 2022 ▪ Signal Peak +$0.06: Due to higher earnings from our 33% investment in Signal Peak ▪ Special Items: In 1Q23 and 1Q22, special items totaled $0.07 per share and $0.08 per share, respectively 5.4% 1.5% (0.5)% 2.3% Residential Commercial* Industrial Total Q-o-Q Weather-Adjusted Distribution Deliveries Q-o-Q Actual Distribution Deliveries (8.4)% (7.1)% (0.5)% (5.3)% Residential Commercial* Industrial Total *Commercial includes street lighting. Strategic & Financial Highlights - Published April 27, 202311

Special Items Descriptions ▪ Regulatory charges: Primarily reflects the impact of regulatory agreements, proceedings, audits, concessions or orders requiring certain commitments, refunds, and/or disallowing the recoverability of costs, net of related credits. ▪ State tax legislative changes: Primarily reflects charges resulting from state tax legislative changes. ▪ Debt-Related costs: Primarily reflects costs associated with the redemption and early retirement of debt. ▪ Strategic transaction charges: Primarily reflects the net tax charges associated with the FET interest sales. ▪ Investigation and other related costs (credits): Primarily reflects the litigation settlements and reserves, and legal and advisory expenses related to the government investigations. ▪ Exit of generation: Primarily reflects charges or credits resulting from the exit of competitive operations. ▪ FE Forward cost to achieve: Primarily reflects the termination charge associated with exiting a sporting sponsorship agreement and certain advisory and other costs incurred to transform the Company for the future. Note: Special items represent charges incurred or benefits realized that management believes are not indicative of, or may obscure trends useful in evaluating, the Company’s ongoing core activities and results of operations or otherwise warrant separate classification. Special items are not necessarily non-recurring. Strategic & Financial Highlights - Published April 27, 202312

1Q 2023 (in millions, except for per share amounts) GAAP Special Items Operating (Non-GAAP) RD RT Corp FE RD RT Corp FE RD RT Corp FE (1) Electric sales $ 2,772 $ 460 $ (43) $ 3,189 $ — $ 7 (a) $ — $ 7 $ 2,772 $ 467 $ (43) $ 3,196 (2) Other 54 1 (13) 42 — — — — 54 1 (13) 42 (3) Total Revenues 2,826 461 (56) 3,231 — 7 — 7 2,826 468 (56) 3,238 (4) Fuel 133 — — 133 — — — — 133 — — 133 (5) Purchased power 1,120 — 4 1,124 — — — — 1,120 — 4 1,124 (6) Other operating expenses 786 89 (29) 846 (6) (b) (2) (a) (47) (b)-(d) (55) 780 87 (76) 791 (7) Provision for depreciation 251 91 19 361 (1) (b) — — (1) 250 91 19 360 (8) Deferral of regulatory assets, net (79) (1) — (80) — — — — (79) (1) — (80) (9) General taxes 219 65 12 296 — — — — 219 65 12 296 (10) Total Operating Expenses 2,430 244 6 2,680 (7) (2) (47) (56) 2,423 242 (41) 2,624 (11) Equity method investment earnings — — 56 56 — — — — — — 56 56 (12) Miscellaneous income (expense), net 34 2 (1) 35 — — — — 34 2 (1) 35 (13) Interest expense (146) (59) (58) (263) — — — — (146) (59) (58) (263) (14) Capitalized financing costs 8 12 1 21 — — — — 8 12 1 21 (15) Total Other Expense (104) (45) (2) (151) — — — — (104) (45) (2) (151) (16) Income taxes (benefits) 56 40 (6) 90 2 (b) 2 (a) 9 (b)-(e) 13 58 42 3 103 (17) Income attributable to noncontrolling interest — 18 — 18 — — — — — 18 — 18 (18) Earnings (Loss) Attributable to FirstEnergy Corp. $ 236 $ 114 $ (58) $ 292 $ 5 $ 7 $ 38 $ 50 $ 241 $ 121 $ (20) $ 342 (19) Average Shares Outstanding 572 572 572 (20) Earnings (Loss) per Share $ 0.41 $ 0.20 $ (0.10) $ 0.51 $ 0.01 $ 0.01 $ 0.07 $ 0.09 $ 0.42 $ 0.21 $ (0.03) $ 0.60 Special Items (after-tax impact): (a) Regulatory charges $ — $ 7 $ — $ 7 (b) FE Forward cost to achieve 5 — 23 28 (c) Investigation and other related costs — — 13 13 (d) Exit of generation — — 1 1 (e) State tax legislative changes — — 1 1 Impact to Earnings $ 5 $ 7 $ 38 $ 50 Strategic & Financial Highlights - Published April 27, 202313

1Q 2022 (in millions, except for per share amounts) GAAP Special Items Operating (Non-GAAP) RD RT Corp FE RD RT Corp FE RD RT Corp FE (1) Electric sales $ 2,532 $ 451 $ (39) $ 2,944 $ — (a) $ 2 (a) $ — $ 2 $ 2,532 $ 453 $ (39) $ 2,946 (2) Other 57 2 (14) 45 — — — — 57 2 (14) 45 (3) Total Revenues 2,589 453 (53) 2,989 — 2 — 2 2,589 455 (53) 2,991 (4) Fuel 140 — — 140 — — — — 140 — — 140 (5) Purchased power 870 — 5 875 — — — — 870 — 5 875 (6) Other operating expenses 798 90 (68) 820 (1) (e) — (9) (d) (10) 797 90 (77) 810 (7) Provision for depreciation 235 86 19 340 — — — — 235 86 19 340 (8) Amortization (deferral) of regulatory assets, net (38) 1 — (37) (7) (a) — — (7) (45) 1 — (44) (9) General taxes 215 66 11 292 — — — — 215 66 11 292 (10) Total Operating Expenses 2,220 243 (33) 2,430 (8) — (9) (17) 2,212 243 (42) 2,413 (11) Debt redemption costs — — (38) (38) — — 38 (b) 38 — — — — (12) Equity method investment earnings — — 12 12 — — — — — — 12 12 (13) Miscellaneous income, net 85 6 3 94 — — — — 85 6 3 94 (14) Interest expense (129) (59) (87) (275) — — 2 (b) 2 (129) (59) (85) (273) (15) Capitalized financing costs 9 9 1 19 — — — — 9 9 1 19 (16) Total Other Expense (35) (44) (109) (188) — — 40 40 (35) (44) (69) (148) (17) Income taxes (benefits) 69 41 (27) 83 1 (a) (e) 1 (a) 5 (b)-(d) 7 70 42 (22) 90 (18) Income attributable to noncontrolling interest — — — — — — — — — — — — (19) Earnings (Loss) Attributable to FirstEnergy Corp. $ 265 $ 125 $ (102) $ 288 $ 7 $ 1 $ 44 $ 52 $ 272 $ 126 $ (58) $ 340 (20) Average Shares Outstanding 570 570 570 (21) Earnings (Loss) per Share $ 0.47 $ 0.22 $ (0.18) $ 0.51 $ 0.01 $ — $ 0.08 $ 0.09 $ 0.48 $ 0.22 $ (0.10) $ 0.60 Special Items (after-tax impact): (a) Regulatory charges $ 6 $ 1 $ — $ 7 (b) Debt-related costs — — 32 32 (c) Strategic transaction charges — — 6 6 (d) Investigation and other related costs — — 6 6 (e) FE Forward cost to achieve 1 — — 1 Impact to Earnings $ 7 $ 1 $ 44 $ 52 Strategic & Financial Highlights - Published April 27, 202314

1Q 2023 vs Q1 2022

	(in millions, except for per share amounts)	GAAP				Special Items				Operating (Non-GAAP)			
		RD	RT	Corp	FE	RD	RT	Corp	FE	RD	RT	Corp	FE
(1)	Electric sales	$ 240	$ 9	$ (4)	$ 245	$ —	$ 5	$ —	$ 5				
(2)	Other	(3)	(1)	1	(3)	—	—	—	—				
(3)	Total Revenues	237	8	(3)	242	—	5	—	5	237	13	(3)	247
(4)	Fuel	(7)	—	—	(7)	—	—	—	—				
(5)	Purchased power	250	—	(1)	249	—	—	—	—				
(6)	Other operating expenses	(12)	(1)	39	26	(5)	(2)	(38)	(45)				
(7)	Provision for depreciation	16	5	—	21	(1)	—	—	(1)				
(8)	Amortization (deferral) of regulatory assets, net	(41)	(2)	—	(43)	7	—	—	7				
(9)	General taxes	4	(1)	1	4	—	—	—	—				
(10)	Total Operating Expenses	210	1	39	250	1	(2)	(38)	(39)	211	(1)	1	211
(11)	Debt redemption costs	—	—	38	38	—	—	(38)	(38)				
(12)	Equity method investment earnings	—	—	44	44	—	—	—	—				
(13)	Miscellaneous income, net	(51)	(4)	(4)	(59)	—	—	—	—				
(14)	Interest expense	(17)	—	29	12	—	—	(2)	(2)				
(15)	Capitalized financing costs	(1)	3	—	2	—	—	—	—				
(16)	Total Other Expense	(69)	(1)	107	37	—	—	(40)	(40)	(69)	(1)	67	(3)
(17)	Income taxes (benefits)	(13)	(1)	21	7	1	1	4	6				
(18)	Income attributable to noncontrolling interest	—	18	—	18	—	—	—	—				
(19)	Earnings (Loss) Attributable to FirstEnergy Corp.	$ (29)	$ (11)	$ 44	$ 4	$ (2)	$ 6	$ (6)	$ (2)	$ (31)	$ (5)	$ 38	$ 2
(20)	Average Shares Outstanding		2				2				2		
(21)	Earnings (Loss) per Share	$ (0.06)	$ (0.02)	$ 0.08	$ —	$ —	$ 0.01	$ (0.01)	$ —	$ (0.06)	$ (0.01)	$ 0.07	$ —

15

Strategic & Financial Highlights - Published April 27, 2023

FirstEnergy

Quarterly Support Strategic & Financial Highlights - Published April 27, 2023 Strategic & Regulatory 17. 2023 Regulatory Calendar 18. TTM ROE 19. JCP&L Base Rate Case 20. Maryland Base Rate Case 21. Ohio ESP V Filing TABLE OF CONTENTS (Slide) 16 Quarterly Support 22. TTM Actual Sales by Class 23. TTM Weather-Adjusted Sales 24. TTM Weather Impacts 25. Credit Ratings Summary 26. Credit Profile 27. 2023F GAAP to Operating (Non-GAAP) Earnings Reconciliation 28. 2023 Special Items Descriptions See YE22 Investor FactBook for details on the 2021-2025 Financial Plan Financial Guidance section includes information on earnings guidance, investment plans, rate base growth, load forecast, and credit profile Other sections include: • FirstEnergy Overview • Corporate Responsibility/EESG • Regulated Transmission • Regulated Distribution

2023 Regulatory Calendar

Select Proceedings

Jurisdiction	Regulatory Matter	Key Dates
Ohio	• OH Grid Mod II • Electric Security Plan (ESP V) • HB6 Related Investigations	• Application filed 7/15/22; Pending procedural schedule • Filed on 4/5/23; Technical conference on 5/10/23 • On 3/8/23, PUCO granted another 6-month stay in HB6 related proceedings
Pennsylvania	• Legal Entity Consolidation • Approval of FET 30% Interest Sale	• Filed on 3/6/23 • To be filed by 5/5/23
New Jersey	• Management Audit • Distribution Base Rate Case Filing • Medium/Heavy Duty EV Filing • Infrastructure Investment Program • Energy Efficiency Triennial Plan Filing	• Final report released on 4/12/23; Comments due on 5/22/23 • Filed on 3/16/23 • Program Straw Proposal issued; Anticipate filing requirement mid-2023 • Plan to file in summer 2023 • Plan to file in 2H23
West Virginia	• Annual ENEC Filing (2023) • Solar Generation Projects Proceeding • Depreciation Rate Filing • Base Rate Case (Transmission, Distribution and Generation) Filing	• Settlement approved 12/30/22; Received order on 4/24/23 to continue the evaluation on Pleasants • Order issued 4/21/22; Filed on 4/24/23 proposal for surcharge for first 30MWs • Filed on 1/13/23; Procedural schedule set in March 2023; depreciation rates effective upon conclusion of base rate case to be filed in 2Q23 • Scheduled to be filed in 2Q23; 10-month procedural schedule
Maryland	• Commission Investigation into Ohio-Related Activities • Distribution Base Rate Case Filing • Buy out contract with AES's Warrior Run	• Awaiting Commission next steps • Filed on 3/22/23; 7-month procedural schedule • Filed 4/17/23
Virginia	• Approval of FET 30% Interest Sale	• To be filed by 5/5/23
FERC	• WPP, MP, and PE Transmission Formula Rate Settlement Discussions • PA Legal Entity Consolidation • Approval of FET 30% Interest Sale	• Settlement filed with FERC on 1/18/23 • Filed on 3/6/23 • To be filed by 5/5/23

17 Strategic & Financial Highlights - Published April 27, 2023
FirstEnergy

RD Segment – State ROEs

TTM 3/31/2023

As filed in pending rate case using test year ending in June 2023. (NJ)

As reported as of 12/31/22. An update will be provided once rate case is filed. (WV)

As filed in pending rate case using historical test year ending in 12/31/2022. (MD)



10%
5%
0%
8.3%
8.2%
5.1%
6.6%
4.1%
OH
PA
NJ (2)
WV (3)
MD (2)

	OH	PA	NJ [2]	WV [3]	MD [2]
Rate base at 3/31/23	$4.2B	$6.3B	$3.0B	$3.3B	$0.6B
Equity/Total Capitalization[1]	49%	49%	52%	49%	54%
ROE EPS Sensitivity +/- 1%	~$0.04	~$0.06	~$0.03	~$0.03	~$0.01

Key Regulatory Adjustments

All States	OH	PA	NJ	WV	MD
• Actual revenue, not weather normalized • Income taxes calculated using statutory rates, consistent with practice used in base rate case filings	• Excludes subsidiary company earnings (PP) • Rider DCR revenue equal to the allowed revenue cap • Includes pension/OPEB service costs only; excludes amortization of actuarial losses and other non-service credits	• Pension based on 10-year historical cash contributions (consistent with certain other utilities in PA) • OPEB based on current year service costs	• Includes total pension expense (credit) including use of delayed recognition method[4] for pension/OPEB actuarial losses (i.e., MTM adjustments) • Consolidated Tax Adjustment to rate base, based on Commission's practice	• Separation study uses various allocation methods to separate PE into WV, MD, and VA • Includes total pension expense (credit) including use of delayed recognition method[4] for pension/OPEB actuarial losses (i.e., MTM adjustments) • Excludes impact of AGC (Bath) and the securitized Ft. Martin scrubbers	• Separation study uses various allocation methods to separate PE into WV, MD, and VA • Includes total pension expense (credit) including use of delayed recognition method[4] for pension/OPEB actuarial losses (i.e., MTM adjustments)

(1) Calculated using allowed capital structure for OH, actual for PA, WV & MD, and actual for NJ (adjusted for Goodwill) – consistent methodology as the last base rate case and/or quarterly earnings reports, as applicable
(2) ROE and rate base represent the filed position by the Company in its pending rate case. It does not include adjustments proposed in the rate case.
(3) Includes generation and transmission; WV ROE and rate base represent the reported numbers from end of year. An update will be provided once the WV rate case is filed.
(4) Consistent with amortization of actuarial gains and losses

18 Strategic & Financial Highlights - Published April 27, 2023

FirstEnergy

JCP&L Base Rate Case Filing

Filed 03/16/23 (Docket Number: ER23030144)

Key Statistics		
	Proposed	**Current**
Distribution Rate Base	$3.0B	$2.6B
Return on Equity	10.4%	9.6%
Cap Structure (Debt / Equity)	48% / 52%	49% / 51%
Test Year (12 months ended)	June 2023	June 2020

Net Revenue Increase: $185M

Commitment to Affordability



JCP&L Current
JCP&L Proposed
ACE $206
PSEG $186
RECO $187
peer avg $193
state avg $181
$144
$154
25% < peer avg
Avg. residential monthly usage (1,000 kwh)
Rates Effective March 1, 2023

Represents a ~7% avg residential increase and a 6.8% overall average increase in JCP&L's rates

Filing Summary

Proposed rate adjustment supports investments that strengthen the energy grid, enhance the customer experience and fund new low-income and senior citizen customer assistance programs, while keeping rates affordable for customers

Key Components

- Recovery of storm costs balance of $310M over ~5 years ($59M per year), representing an incremental $30M request
- Expand vegetation management programs recovered in base rates from $31M to $43M
- Recovery of AMI (through December 2023) and EV (through June 2023) programs costs
- Proposal to implement a Pension/OPEB Normalization Mechanism (PON) to establish a regulatory asset/liability for differences between actual and test year pension/OPEB expenses (using the delayed recognition method)
- Two new customer assistance initiatives (senior citizens discount program, energy assistance outreach team)
- Confirm company's plan to file for an Infrastructure Investment Program (IIP) in summer 2023

As published on the Regulatory Corner section of our IR website

19 Strategic & Financial Highlights - Published April 27, 2023

FirstEnergy

MD Base Rate Case Filing

Filed 03/22/23 (Case No. 9695)

Key Statistics		
	Proposed	**Current**
Distribution Rate Base	$719M	$462M
Return on Equity	10.6%	9.65%
Cap Structure (Debt / Equity)	46.5% / 53.5%	47% / 53%
Test Year (12 months ended)	Dec. 2022	June 2018
Net Revenue Increase: $44M[1]		

Commitment to Affordability



PE Current
PE Proposed
BGE
Delmarva
PEPCO
$98
$108
$157
$178
$156
peer avg $164
state avg $150
40% < peer avg
Avg. residential monthly usage (1,000 kwh)
Rates Effective March 1, 2023

Represents a 9.7% residential increase and a 6.4% overall increase in PE's rates

1 Includes a $5M reduction in EDIS as Phase I is included in base rates

Filing Summary

Proposed rate adjustment supports investments to build on recent reliability investment through additional energy grid upgrades, ongoing tree trimming, inspections of lines, poles and substations and fund new low-income assistance programs, while keeping rates affordable for customers

Key Components

- Proposal for second phase of Electric Distribution Investment Surcharge (EDIS) program for 2024-2027 and $98M in capital investment in three different programs: underground cable replacement, substation recloser replacements and resiliency program (distribution automation, circuit ties/ splits, line relocation, and upgraded circuit protection)
- Storm deferral mechanism to establish a regulatory asset/liability for differences between actual and test year storm expense
- Implement a Pension/OPEB Normalization Mechanism (PON) to establish a regulatory asset/liability for differences between actual and test year pension/OPEB expenses (using the delayed recognition method)
- Cost recovery proposal related to COVID and EV balances
- Two new customer assistance initiatives (low-income customer discount program, energy assistance outreach team)
- Rates effective October 2023 (7-month statutory timeline)

As published on the Regulatory Corner section of our IR website

20 Strategic & Financial Highlights - Published April 27, 2023

FirstEnergy

Electric Security Plan (ESP) V Regulatory Filing Filed 04/05/23 (Case Record: 23-0301-EL-SSO) Strategic & Financial Highlights - Published April 27, 202321 As published on the Regulatory Corner section of our IR website Background • Utilities are required to file applications to establish either an ESP or a Market Rate Offer to provide customers default generation service, also known as a Standard Service Offer • ESPs may include provisions regarding distribution infrastructure, grid modernization, economic development and job retention initiatives, and energy efficiency programs • FE’s Ohio utilities currently operate under ESP IV, which includes riders that provide the opportunity to recover the costs of capital investments through Rider DCR and Rider AMI (grid modernization investments) Filing Summary • Focus on reliability, affordability, and stewardship • Propose to maintain an 8-year term; request approval to be effective June 1, 2024 • Propose to maintain existing auction process with a few changes designed to enhance customer affordability and mitigate risk for SSO suppliers • Initial estimated bill impacts of 2.1% and average annual bill impact of 0.5% (for a residential customer using 1,000 kWh) Key Proposals Investments Operational Customer • Continue Rider DCR and propose an increase to aggregate annual revenues caps of $15M to $21M (from $15M currently) to align with historical levels and expected investment plans − Increase in caps tied to reliability performance • Continue Rider AMI for recovery of approved grid modernization programs (Grid Mod I) − Grid Mod II proposal, filed July 2022, will be reviewed separately from ESP V • Any investments rolled into base rates at the next Base Rate Case will be removed from the riders • Continue existing riders including those related to purchased power, transmission, and uncollectibles • New storm rider to recover balance over 5 years (current balance ~$126M) and defer and recover/return storm O&M below/above current baseline going forward • New vegetation management rider to recover incremental O&M costs above baseline (currently $30M) and include an enhanced program to accelerate removal of off-Right Of Way trees and brush • New 4-year utility-offered energy efficiency programs (~$72M per year) with amortized cost recovery • Stewardship commitments not to be recovered from customers (~$52M over 8 years): − Low-income bill payment assistance and a low-income senior citizen discount − Cost sharing of DOE grants awarded to FirstEnergy Ohio companies − Support for EV customer experience (residential, commercial, and fleets)

(MWh in thousands) 2Q21 2Q22 3Q21 3Q22 4Q21 4Q22 1Q22 1Q23 TTM 1Q22 TTM 1Q23 Residential 12,347 12,146 15,652 15,500 12,735 13,135 15,213 13,941 55,947 54,722 Commercial 8,590 8,716 9,785 9,662 8,594 8,649 9,291 8,632 36,260 35,659 Industrial 13,384 13,711 14,018 14,274 13,368 13,601 13,583 13,511 54,353 55,097 Total 34,321 34,573 39,455 39,436 34,697 35,385 38,087 36,084 146,560 145,478 Actual Sales by Class Percent change vs. prior year -1.6% -1.0% 3.1% -8.4% -2.2% 1.5% -1.3% 0.6% -7.1% -1.7% 2.4% 1.8% 1.7% -0.5% 1.4% 0.7% 0.0% 2.0% -5.3% -0.7% 2Q22 3Q22 4Q22 1Q23 TTM Residential Commercial Industrial Total Commercial includes street lighting Numbers may not add due to rounding Strategic & Financial Highlights - Published April 27, 202322

(MWh in thousands) 2Q21 2Q22 3Q21 3Q22 4Q21 4Q22 1Q22 1Q23 TTM 1Q22 TTM 1Q23 Residential 11,861 11,796 15,200 14,945 13,220 13,170 15,170 15,982 55,451 55,893 Commercial 8,466 8,627 9,672 9,514 8,753 8,617 9,265 9,403 36,156 36,161 Industrial 13,384 13,711 14,018 14,274 13,368 13,601 13,583 13,511 54,353 55,097 Total 33,711 34,134 38,890 38,733 35,341 35,388 38,018 38,896 145,960 147,151 Actual Weather-Adjusted Sales by Class Percent change vs. prior year Strategic & Financial Highlights - Published April 27, 2023 Commercial includes street lighting Numbers may not add due to rounding -0.6% -1.7% -0.4% 5.4% 0.8% 1.9% -1.6% -1.6% 1.5% 0.0% 2.4% 1.8% 1.7% -0.5% 1.4%1.3% -0.4% 0.1% 2.3% 0.8% 2Q22 3Q22 4Q22 1Q23 TTM Residential Commercial Industrial Total 23

Weather Impacts Strategic & Financial Highlights - Published April 27, 2023 0 100 200 300 400 500 1,400 1,150 900 650 400 150 Jan-22 Feb-22 Mar-22 Apr-22 May-22 Jun-22 Jul-22 Aug-22 Sep-22 Oct-22 Nov-22 Dec-22 Jan-23 Feb-23 Mar-23 HDD CDD HDD Norm CDD Norm OH PA NJ WV MD Total Days % Days % Days % Days % Days % Days % EPS Impact 1Q23 HDD vs Normal -553 -18% -466 -16% -556 -22% -599 -24% -500 -20% -527 -19% -$0.12 HDD vs 1Q22 -484 -16% -437 -16% -539 -22% -567 -23% -404 -17% -483 -18% -$0.12 24

Credit Ratings

As of April 24, 2023

	Issuer/Corporate Family			Senior Secured			Senior Unsecured			Outlook/Watch		
	S&P	Moody's	Fitch	S&P	Moody's	Fitch	S&P	Moody's	Fitch	S&P	Moody's	Fitch
FirstEnergy Corp.(*)	BBB-	Ba1	BBB-				BB+	Ba1	BBB-	P	P	S
Allegheny Generating Co.	BB+	Baa2	BBB							P	S	S
American Transmission Systems Inc.	BBB	A3	BBB				BBB	A3	BBB+	P	S	S
Cleveland Electric Illuminating	BBB	Baa3	BBB	A-	Baa1	A-	BBB	Baa3	BBB+	P	S	S
FirstEnergy Transmission(*)	BBB-	Baa2	BBB-				BB+	Baa2	BBB-	P	S	S
Jersey Central Power & Light	BBB	A3	BBB				BBB	A3	BBB+	P	S	S
Metropolitan Edison	BBB	A3	BBB				BBB	A3	BBB+	P	S	S
Mid-Atlantic Interstate Transmission	BBB	A3	BBB				BBB	A3	BBB+	P	S	S
Monongahela Power	BBB	Baa2	BBB	A-	A3	A-	BBB	Baa2		S	S	S
Ohio Edison	BBB	A3	BBB	A-	A1	A-	BBB	A3	BBB+	P	S	S
Pennsylvania Electric	BBB	Baa1	BBB				BBB	Baa1	BBB+	P	S	S
Pennsylvania Power	BBB	A3	BBB	A-	A1					P	S	S
Potomac Edison	BBB	Baa2	BBB	A-	A3	A-				S	S	S
Toledo Edison	BBB	Baa2	BBB	A-	A3	A-				P	S	S
Trans-Allegheny Interstate Line Co.	BBB	A3	BBB				BBB	A3	BBB+	P	S	S
West Penn Power	BBB	A3	BBB	A-	A1	A-				P	S	S

S = Stable
P = Positive
N = Negative

(*) = holding company
Shaded cells reflect non-investment grade ratings

Ratings are not recommendations to buy, sell, or hold securities. Ratings are subject to change or withdrawal at any time by the credit rating agencies.

Most recent ratings actions

- On February 10, 2023, S&P changed the outlook of FE and most subsidiaries to Positive
- On September 13, 2022, Moody's issued one-notch downgrades for CEI and TE and changed their outlook to Stable
- On July 22, 2022, Fitch issued one-notch upgrades on FE, FET, and all subsidiaries.
  - All companies are now investment grade with a Stable outlook

25 Strategic & Financial Highlights - Published April 27, 2023

FirstEnergy

Credit Profile

As of April 24, 2023

Focused on Investment-Grade ratings

- FFO/Debt target of ~14%-15%
- Remain focused on lowering FE Corp. Holdco debt as a percentage of total Balance Sheet debt
- Long-term aspiration to be a BBB company

S&P Global Ratings	BB+, Positive Outlook 12% FFO/Debt upgrade threshold[1]
Moody's	Ba1, Positive Outlook 11% CFO pre-WC/Debt upgrade threshold [2]
Fitch	BBB-, Stable Outlook 5.5x FFO Leverage upgrade threshold

(Senior Unsecured)

Strong Liquidity

- Available Liquidity: $3.9B, includes ~$130M of cash and cash equivalents
- $4.5B Revolving credit facilities; committed through October 18, 2026
  - On 4/27/23, executed amendments regarding the FET 30% interest sale, PA legal entity consolidation, and transition from LIBOR to SOFR



TOTAL: $4.5B
Tx Op Co's $850M
WV & MD $400M
NJ $500M
PA $950M
OH $800M
FE Corp & FET, LLC $1,000M

Utilities & Transmission Companies: 65% debt-to-capitalization ratio

FE Corp: 2.5x interest coverage ratio
FET, LLC: 75% debt-to-capitalization ratio

All Utilities and Transmission Companies are Investment-Grade at all 3 Rating Agencies

(1) S&P could raise the ratings on FE over the next 12-24 months if: Upon close of the FET minority stake sale the company uses proceeds in a credit supportive manner, such that FFO to debt is consistently above 12% or FE meet its obligations under its DPA. (2/10/23 Credit Opinion)

(2) Moody's rating upgrade could be considered if FirstEnergy's financial profile strengthens, including cash flow from operations before changes in working capital (CFO pre-WC) to debt above 11%, on a sustained basis and its improved business risk profile is maintained. In addition, the regulatory environments in all of its jurisdictions remain stable and the company demonstrates more of a track record of sound corporate governance and internal controls, a rating upgrade could be possible. (11/20/22 Credit Opinion)

26 Strategic & Financial Highlights - Published April 27, 2023 FirstEnergy

2023F GAAP to Operating (Non-GAAP) Earnings(1) Reconciliation 27 (1) Operating earnings exclude special items as described in the reconciliation table above and is a non-GAAP financial measure. Per share amounts for the special items above are based on the after-tax effect of each item divided by the number of shares outstanding for the period. The current and deferred income tax effect was calculated by applying the subsidiaries' statutory tax rate to the pre-tax amount if deductible/taxable. The income tax rates range from 21% to 29%. 2023F (In $M, except per share amounts) Regulated Distribution Regulated Transmission Corporate/ Other FirstEnergy Consolidated 2023F Earnings (Loss) Attributable to FirstEnergy Corp. (GAAP) $895 – $965 $495 – $505 ($40) – ($5) $1,350 – $1,465 2023F Earnings (Loss) Per Share (574M shares) $1.56 – $1.68 $0.86 – $0.88 ($0.07) – ($0.01) $2.35 – $2.55 Excluding Special Items: Regulatory Charges – $0.01 – $0.01 FE Forward Cost to Achieve $0.01 – $0.04 $0.05 Investigation and Other Related Costs – – $0.03 $0.03 Total Special Items $0.01 $0.01 $0.07 $0.09 2023F Operating Earnings (Loss) Per Share – Non-GAAP (574M shares) $1.57 – $1.69 $0.87 – $0.89 $0.00 – $0.06 $2.44 – $2.64 Strategic & Financial Highlights - Published April 27, 2023

2023 Special Items(1) 28 (1) Special items represent charges incurred or benefits realized that management believes are not indicative of, or may obscure trends useful in evaluating the company’s ongoing core activities and results of operations or otherwise warrant separate classification. Special items are not necessarily non-recurring. ■ Regulatory Charges – Primarily reflects the impact of regulatory agreements, proceedings, audits, concessions or orders requiring certain commitments, refunds, and/or disallowing the recoverability of costs, net of related credits. ■ Debt-Related Costs – Primarily reflects costs associated with the redemption and early retirement of debt. ■ State Tax Legislative Changes – Primarily reflects charges resulting from state tax legislative changes. ■ Strategic Transaction Charges – Primarily reflects the net tax charges associated with the FET interest sales. ■ Exit of Generation – Primarily reflects charges or credits resulting from the exit of competitive operations. ■ FE Forward Cost to Achieve – Primarily reflects the termination charge associated with exiting a sporting sponsorship agreement and certain advisory and other costs incurred to transform the Company for the future. ■ Investigation and Other Related Costs – Primarily reflects the litigation settlements and reserves, and legal and advisory expenses related to the government investigations. Strategic & Financial Highlights - Published April 27, 2023